                                                                    Exhibit 10.2

                               CISCO SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN


              AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 15, 1998


                                  ARTICLE ONE

                               GENERAL PROVISIONS


        I.     PURPOSE OF THE PLAN

               This 1996 Stock Incentive Plan is intended to promote the interests of Cisco Systems, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

               Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        II.    STRUCTURE OF THE PLAN

               A.   The Plan shall be divided into two separate equity programs:

                       (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

                       (ii) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

               B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

        III.   ADMINISTRATION OF THE PLAN

               A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to
Section 16 Insiders.

               B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

               C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

               D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option or stock issuance thereunder.

               E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

               F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

        IV.    ELIGIBILITY

               A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

                       (i)    Employees,

                       (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                       (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).


                                       2.

               B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine which eligible persons are to receive option grants under the Discretionary Option Grant Program, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

               C. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Plan Effective Date, (ii) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's shareholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

        V.     STOCK SUBJECT TO THE PLAN

               A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 297,404,248 shares, subject to the automatic share increases described in Paragraph V.B. below. Such share reserve consists of the number of shares of Common Stock transferred from the Predecessor Plan, as of the Plan Effective Date (154,881,225 shares), plus the number of shares added to the reserve in the automatic share increases that occurred in December 1996 and December 1997 (142,523,023 shares). These share numbers reflect both (i) the three (3)-for-two
(2) split of Common Stock effected on December 16, 1997 and (ii) the three
(3)-for-two (2) split of Common Stock effected on September 15, 1998.

               B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of fiscal December each calendar year, beginning with fiscal December in calendar year 1996 and continuing through fiscal December in calendar year 2001, by a number of shares equal to four and three-quarters percent (4.75%) of the total number of shares of Common Stock outstanding on the last trading day in the immediately preceding fiscal November, but in no event shall any such annual increase exceed 120,000,000 shares (as adjusted for both (i) the three (3)-for-two (2) split of Common Stock effected on December 16, 1997 and (ii) the three (3)-for-two (2) split of Common Stock effected on September 15, 1998).


                                       3.

               C. No one person participating in the Plan may receive stock options or separately exercisable stock appreciation rights for more than 2,000,000 shares of Common Stock in the aggregate per calendar year.


                                       4.

               D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two of the Plan shall NOT be available for subsequent issuance under the Plan.

               E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options or separately exercisable stock appreciation rights in the aggregate under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, unless the Plan Administrator determines otherwise, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                       5.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


        I.     OPTION TERMS

               Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

               A.   EXERCISE PRICE.

                    1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                    2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

                         (i)       cash or check made payable to the
        Corporation,

                         (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                         (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.


                                       6.

               B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of nine (9) years measured from the option grant date.

               C.   EFFECT OF TERMINATION OF SERVICE.

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                    (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                    (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                    (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               D. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or


                                       7.

                    (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

               E. SHAREHOLDER RIGHTS. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

               F. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

               G. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        II.    INCENTIVE OPTIONS

               The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

               A. ELIGIBILITY. Incentive Options may only be granted to Employees.


                                       8.

               B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

               C. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

        III.   CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

               B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).


                                       9.

               D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options or separately exercisable stock appreciation rights under the Plan per calendar year.

               E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

               F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

               G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.


                                      10.

               H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        IV.    STOCK APPRECIATION RIGHTS

               A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program stock appreciation rights.

               B. Three types of stock appreciation rights shall be authorized for issuance under the Plan: (i) tandem stock appreciation rights ("Tandem Rights"), (ii) stand-alone stock appreciation rights ("Stand-alone Rights") and
(iii) limited stock appreciation rights ("Limited Rights").

               C. The following terms and conditions shall govern the grant and exercise of Tandem Rights under this Article Two.

                    1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Article Two stock option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

                    2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                    3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than nine (9) years after the date of the option grant.

               D. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights under this Article Two:


                                      11.

                    1. One or more individuals eligible to participate in the Discretionary Option Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Option Grant Program. The Stand-alone Right shall cover a specified number of underlying shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

                    2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

                    3. The distribution with respect to an exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

               E. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

                    1. One or more Section 16 Insiders may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

                    2. Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each option with such a Limited Right to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

                    3. The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IV. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

               F. The shares of Common Stock underlying any stock appreciation rights exercised under this Section IV shall NOT be available for subsequent issuance under the Plan.


                                      12.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


        I.     OPTION TERMS

               A. GRANT DATES. Option grants shall be made pursuant to this September 15, 1998 restatement on the dates specified below:

                    1. Each individual who is first elected or appointed as a non-employee Board member on or after the date of the 1998 Annual Shareholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                    2. On the date of each Annual Shareholders Meeting, beginning with the 1998 Annual Shareholders Meeting, each individual who is re-elected to serve as an Eligible Director shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

               B.   EXERCISE PRICE.

                    1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                    2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               C. OPTION TERM. Each option shall have a maximum term equal to the lesser of (i) nine (9) years measured from the option grant date or (ii) twelve (12) months following termination of Board service.


                                      13.

               D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 20,000-share grant shall vest, and the Corporation's repurchase right shall lapse in four (4) successive equal annual installments over the Optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the automatic grant date. Each annual 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in two (2) successive equal annual installments over the optionee's period of Board service measured from the automatic grant date.

               E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee upon his or her cessation of Board service:

                         (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.


                         (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                         (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                         (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.


                                      14.

        II.    CORPORATE TRANSACTION/CHANGE IN CONTROL/ HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. This provision of the Automatic Option Grant Program shall constitute advance approval by the Board of any subsequent surrender of the option in accordance with the provisions of this
Section II.C, and no additional approval of the Board or any Plan Administrator shall accordingly be required at the time of the actual option surrender and cash distribution.

               D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

               E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


                                      15.

        III.   REMAINING TERMS

               The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                      16.

                                  ARTICLE FOUR

                                  MISCELLANEOUS


        I.     FINANCING

               The Plan Administrator may permit any Optionee to pay the option exercise price under the Discretionary Option Grant Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise or share purchase.

        II.    TAX WITHHOLDING

               A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

               B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Discretionary Option Grant Program with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                    Stock Withholding: The election to have the Corporation
               withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                    Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.


                                      17.

        III.   EFFECTIVE DATE AND TERM OF THE PLAN

               A. The Plan and each of the equity incentive programs thereunder shall become effective immediately upon the approval of the Corporation's shareholders at the 1996 Annual Meeting. Options may be granted under the Plan at any time on or after the date of such shareholder approval. If such shareholder approval is not obtained, then this Plan shall not become effective, and no options shall be granted and no shares shall be issued under the Plan.

               B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after this Plan is approved by the shareholders at the 1996 Annual Meeting. All options outstanding under the Predecessor Plan at the time of such shareholder approval shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

               C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

               D. The Plan shall terminate upon the earliest of (i) December 31, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants.

        IV.    AMENDMENT OF THE PLAN

               A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require shareholder approval in accordance with applicable laws and regulations.

               B. The Plan was amended by the Board on July 29, 1998 in order to extend the automatic share increase provisions of the Plan for an additional three (3)-year through fiscal December in calendar year 2001. Such amendment, however, is subject to shareholder approval at the 1998 Annual Meeting and will not be implemented unless such shareholder approval is obtained.


                                      18.

               C. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under that program shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V.     USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        VI.    REGULATORY APPROVALS

               A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

               B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        VII.   NO EMPLOYMENT/SERVICE RIGHTS

               Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


                                      19.

                                    APPENDIX


               The following definitions shall be in effect under the Plan:

               A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

               B.   BOARD shall mean the Corporation's Board of Directors.

               C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                         (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

                         (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

               D. CODE shall mean the Internal Revenue Code of 1986, as amended.

               E. COMMON STOCK shall mean the Corporation's common stock.

               F. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

                         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                         (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.


                                      A-1.

               G. CORPORATION shall mean Cisco Systems, Inc., a California corporation, and its successors.

               H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

               I. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

               J. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               K. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

               L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                    (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               M. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept.


                                      A-2.

               N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

               O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                    (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                    (ii) such individual's voluntary resignation following
        (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
        (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

               P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

               Q. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

               R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

               T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                      A-3.

               U. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

               V. PLAN shall mean the Corporation's 1996 Stock Incentive Plan, as set forth in this document.

               W. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

               X. PREDECESSOR PLAN shall mean the Corporation's pre-existing 1987 Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

               Y. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

               Z. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

               AA. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

               BB. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

               CC. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

               DD. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                      A-4.

               EE. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

               FF. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

               GG. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                      A-5.

                               CISCO SYSTEMS, INC.
                         NOTICE OF GRANT OF STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Cisco Systems, Inc. (the "Corporation"):

               Optionee:________________________________________________________
               Grant Date:______________________________________________________
               Vesting Commencement Date:_______________________________________
               Exercise Price:  $_____________________________________ per share
               Number of Option Shares:__________________________________ shares
               Expiration Date: ________________________________________________
               Type of Option:         ____ Incentive Stock Option
                                       ____ Non-Statutory Stock Option

               Exercise Schedule: The Option shall become exercisable with respect to twenty five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and shall become exercisable for the balance of the Option Shares in thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six (36) month period measured from the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

               Should Optionee request a reduction to his or her work commitment to less than thirty (30) hours per week, then the Corporation shall have the right, exercisable in connection with the approval of that reduction, to extend the period over which the Option shall thereafter vest and become exercisable for the Option Shares during the remainder of the option term. The decision whether or not to approve Optionee's request for such reduced work commitment shall be at the sole discretion of the Corporation and shall be made by the Corporation on a case by case basis. In no event shall any extension of the Exercise Schedule for the Option Shares result in the extension of the Expiration Date of the Option.

               Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Cisco Systems, Inc. 1996 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

               Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

               No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

               Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: ____________________________________ , 199__


                                          CISCO SYSTEMS, INC.

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------


                                          --------------------------------------
                                          OPTIONEE

                                          Address:
                                                   -----------------------------

                                          --------------------------------------


ATTACHMENTS
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS


                                       2.

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                    EXHIBIT B

                           PLAN SUMMARY AND PROSPECTUS

                               CISCO SYSTEMS, INC.
                             STOCK OPTION AGREEMENT



RECITALS

        A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

        C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This option shall have a maximum term of nine (9) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This option shall be neither transferable or assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised only by Optionee during his or her lifetime. However, if this option is designated Non-Statutory Option in the Grant Notice, then this option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

               4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

               5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                    (i) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then the period during which this option may be exercised shall be limited to the three (3)-month period measured from the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                    (ii) If Optionee dies while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of (A) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (B) the Expiration Date.

                    (iii) Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then the period during which this option may be exercised shall be limited to the twelve
        (12)-month period measured from the date of such cessation of Service. In no event shall this option be exercisable at any time after the Expiration Date.

                    (iv) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any otherwise exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.


                                       2.

                    (v) Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

        6.     SPECIAL ACCELERATION OF OPTION.

               (a) This option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. No such acceleration of this option, however, shall occur if and to the extent: (i) this option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent pay-out in accordance with the same exercise/vesting schedule for those Option Shares set forth in the Grant Notice. The determination of option comparability under clause (i) shall be made by the Plan Administrator, and such determination shall be final, binding and conclusive.

               (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

               (c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

               (d) This option, to the extent outstanding at the time of a Change in Control but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. This option shall remain so exercisable until the Expiration Date or sooner termination of the option term.


                                       3.

               (e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

        8. SHAREHOLDER RIGHTS. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

        9.     MANNER OF EXERCISING OPTION.

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                         (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                         (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                              (A) cash or check made payable to the Corporation;

                              (B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 13;

                              (C) shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or


                                       4.

                              (D) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable taxes required to be withheld by the Corporation by reason of such exercise and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all tax withholding requirements applicable to the option exercise.

               (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

        10.    COMPLIANCE WITH LAWS AND REGULATIONS.

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.


                                       5.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

        11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

        12. SALE OR TRANSFER OF SHARES. Optionee shall provide the Corporation with notice of any transfer, sale, assignment, pledge or other disposition of the Option Shares. Such notice shall be furnished the Corporation within ten (10) business days following the transfer, sale, assignment, pledge or disposition and shall indicate the nature of the transaction and the number of Option Shares involved in that transaction.

        13. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

        14. FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

        15. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

        16. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.


                                       6.

        17. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

        18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

               - This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

               - No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

               - Should the exercisability of this option be accelerated upon a Corporate Transaction or a Change in Control, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction or Change in Control occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become


                                       7.

     exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction or Change in Control, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

               - Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

        19. LEAVE OF ABSENCE. The following provisions shall apply upon the Optionee's commencement of an authorized leave of absence:

               (a) The exercise schedule in effect under the Grant Notice shall be frozen as of the first day of the authorized leave, and this option shall not become exercisable for any additional installments of the Option Shares during the period Optionee remains on such leave.

               (b) If the option is designated as an Incentive Option in the Grant Notice, then the following additional provision shall apply:

                    - If the leave of absence continues for more than ninety
        (90) days, then this option shall automatically convert to a Non-Statutory Option under the Federal tax laws at the end of the three
        (3)-month period measured from the ninety-first (91st) day of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by written agreement. Following any such conversion of the option, all subsequent exercises of such option, whether effected before or after Optionee's return to active Employee status, shall result in an immediate taxable event, and the Corporation shall be required to collect from Optionee all withholding taxes applicable to such exercise.

               (c) In no event shall this option become exercisable for any additional Option Shares or otherwise remain outstanding if Optionee does not resume Employee status prior to the Expiration Date of the option term.


                                       8.

                                    EXHIBIT I
                               NOTICE OF EXERCISE


               I hereby notify Cisco Systems, Inc. (the "Corporation") that I elect to purchase shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $_____ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1996 Stock Incentive Plan on______________________, 199__.

               Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.


_____________________________, 199__
Date

                                            ------------------------------------
                                            Optionee

                                            Address:
                                                    ----------------------------

                                            ------------------------------------

Print name in exact manner
it is to appear on the
stock certificate:
                                            ------------------------------------

Address to which certificate
is to be sent, if different
from address above:
                                            ------------------------------------

                                            ------------------------------------
Social Security Number:
                                            ------------------------------------
Employee Number:
                                            ------------------------------------

                                    APPENDIX

               The following definitions shall be in effect under the Agreement:

        A.     AGREEMENT shall mean this Stock Option Agreement.

        B.     BOARD shall mean the Corporation's Board of Directors.

        C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

               (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        D.     CODE shall mean the Internal Revenue Code of 1986, as amended.

        E.     COMMON STOCK shall mean the Corporation's common stock.

        F. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        G. CORPORATION shall mean Cisco Systems, Inc., a California corporation.


                                      A-1.

        H. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        I. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

        J. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

        K. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

        L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (iii) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iv) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        M. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

        N. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.


                                      A-2.

        P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

        Q. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        S. NOTICE OF EXERCISE shall mean the notice of exercise in the form attached hereto as Exhibit I.

        T. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

        U. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

        V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        W. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

        X.     PLAN shall mean the Corporation's 1996 Stock Incentive Plan.

        Y. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its administrative capacity under the Plan.

        Z. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.


                                      A-3.

        AA.    STOCK EXCHANGE shall mean the American Stock Exchange or the New
York Stock Exchange.

        BB.    SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                      A-4.

                                    ADDENDUM
                                       TO
                             STOCK OPTION AGREEMENT


               The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Option Agreement dated 2~ (the "Option Agreement") by and between Cisco Systems, Inc. (the "Corporation") and 1~ ("Optionee") evidencing the stock option (the "Option") granted on such date to Optionee under the terms of the Corporation's 1996 Stock Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to them in the Option Agreement.

                        INVOLUNTARY TERMINATION FOLLOWING
                              CORPORATE TRANSACTION

               1. To the extent the Option is, in connection with a Corporate Transaction, to be assumed or replaced with a comparable option in accordance with Paragraph 6 of the Option Agreement, the Option shall not accelerate upon the occurrence of that Corporate Transaction, and the Option shall accordingly continue, over Optionee's period of Service after the Corporate Transaction, to become exercisable for the Option Shares in one or more installments in accordance with the provisions of the Option Agreement. However, immediately upon an Involuntary Termination of Optionee's Service within eighteen (18) months following such Corporate Transaction, the Option (or any replacement grant), to the extent outstanding at the time but not otherwise fully exercisable, shall automatically accelerate so that the Option shall become immediately exercisable for all the Option Shares at the time subject to the Option and may be exercised for any or all of those Option Shares as fully vested shares. The Option shall remain so exercisable until the earlier of (i) the Expiration Date or (ii) the expiration of the one (1)-year period measured from the date of the Involuntary Termination.

               2. For purposes of this Addendum, an INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                    (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                    (ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee's level of responsibility, (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent.

               3. The provisions of Paragraph 1 of this Addendum shall govern the period for which the Option is to remain exercisable following the Involuntary Termination of Optionee's Service within eighteen (18) months after the Corporate Transaction and shall supersede any provisions to the contrary in Paragraph 5 of the Option Agreement.

               IN WITNESS WHEREOF, Cisco Systems, Inc. has caused this Addendum to be executed by its duly-authorized officer, and Optionee has executed this Addendum, all as of the Effective Date specified below.

                                           CISCO SYSTEMS, INC.

                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                           -------------------------------------
                                           1~, OPTIONEE


EFFECTIVE DATE: __________________, 199__

                                       2.

                                    ADDENDUM
                                       TO
                             STOCK OPTION AGREEMENT


               The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Option Agreement dated 2~ (the "Option Agreement") by and between Cisco Systems, Inc. (the "Corporation") and 1~ ("Optionee") evidencing the stock option (the "Option") granted on such date to Optionee under the terms of the Corporation's 1996 Stock Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to them in the Option Agreement.

                        LIMITED STOCK APPRECIATION RIGHT

               1. Optionee is hereby granted a limited stock appreciation right exercisable upon the following terms and conditions:

                  - Optionee shall have the unconditional right (exercisable at any time during the thirty (30)-day period immediately following a Hostile Take-Over) to surrender the Option to the Corporation, to the extent the Option is at the time exercisable for vested shares of Common Stock. In return for the surrendered Option, Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under the surrendered Option (or surrendered portion) over (B) the aggregate Exercise Price payable for such shares.

               - To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of the Option Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) business days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, the Option shall be cancelled with respect to the Option Shares for which the Option has been surrendered, and Optionee shall cease to have any further right to acquire those Option Shares under the Option Agreement. The Option shall, however, remain outstanding and exercisable for the balance of the Option Shares (if any) in accordance with the terms of the Option Agreement, and the Corporation shall issue a new stock option agreement (substantially in the same form of the surrendered Option Agreement) for those remaining Option Shares.

               - In no event may this limited stock appreciation right be exercised when there is not a positive spread between the Fair Market Value of the Option Shares and the aggregate Exercise Price payable for such shares. This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

               2. For purposes of this Addendum, the following definitions shall be in effect:

                     - A HOSTILE TAKE-OVER shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept.

                     - The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (A) the Fair Market Value per Option Share on the option surrender date or (B) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over. However, if the surrendered Option is designated as an Incentive Option in the Grant Notice, then the Take-Over Price shall not exceed the clause (A) price per share.

               IN WITNESS WHEREOF, Cisco Systems, Inc. has caused this Addendum to be executed by its duly-authorized officer, and Optionee has executed this Addendum, all as of the Effective Date specified below.

                                  CISCO SYSTEMS, INC.

                                  By:
                                     -----------------------------------
                                  Title:
                                        --------------------------------

                                  --------------------------------------
                                  1~, OPTIONEE


EFFECTIVE DATE:_____________________, 199__


                                       2.

                                                                   INITIAL GRANT

                               CISCO SYSTEMS, INC.
                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                             AUTOMATIC STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Cisco Systems, Inc. (the "Corporation"):

               Optionee:________________________________________________________

               Grant Date:______________________________________________________

               Exercise Price:  $_____________________________________ per share

               Number of Option Shares:   20,000 shares

               Expiration Date:_________________________________________________

               Type of Option:  Non-Statutory Stock Option

               Date Exercisable:  Immediately Exercisable

               Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of service as a member of the Corporation's Board of Directors (the "Board") over the four
               (4)-year period measured from the Grant Date. In no event shall any additional Option Shares vest after Optionee's cessation of Board service.

               Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Cisco Systems, Inc. 1996 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

               Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

               REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF SERVICE AS A MEMBER OF THE CORPORATION'S BOARD OF DIRECTORS PRIOR TO VESTING IN THOSE SHARES. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

               No Impairment of Rights. Nothing in this Notice or in the attached Automatic Stock Option Agreement or the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation's shareholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

               Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

DATED:__________________________, 199__


                                     CISCO SYSTEMS, INC.


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------

                                           ---------------------------------
                                                        OPTIONEE

                                     Address:
                                             -------------------------------

                                             -------------------------------

ATTACHMENTS
EXHIBIT A - AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS


                                       2.

                                    EXHIBIT A

                        AUTOMATIC STOCK OPTION AGREEMENT

                                    EXHIBIT B

                           PLAN SUMMARY AND PROSPECTUS

                                                                    ANNUAL GRANT

                               CISCO SYSTEMS, INC.
                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                             AUTOMATIC STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Cisco Systems, Inc. (the "Corporation"):

               Optionee:________________________________________________________

               Grant Date:______________________________________________________

               Exercise Price:  $_____________________________________ per share

               Number of Option Shares:   10,000 shares

               Expiration Date:_________________________________________________

               Type of Option:  Non-Statutory Stock Option

               Date Exercisable:  Immediately Exercisable

               Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares in a series of two (2) successive equal annual installments upon Optionee's completion of each year of service as a member of the Corporation's Board of Directors (the "Board") over the two (2)-year period measured from the Grant Date. In no event shall any additional Option Shares vest after Optionee's cessation of Board service.

               Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Cisco Systems, Inc. 1996 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

               Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

               REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF SERVICE AS A MEMBER OF THE CORPORATION'S BOARD OF DIRECTORS PRIOR TO VESTING IN THOSE SHARES. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

               No Impairment of Rights. Nothing in this Notice or in the attached Automatic Stock Option Agreement or the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation's shareholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

               Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

DATED:___________________________, 199__


                                       CISCO SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                             -----------------------------------
                                                          OPTIONEE

                                    Address:
                                            ------------------------------------

                                            ------------------------------------

ATTACHMENTS
EXHIBIT A - AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS


                                       2.

                                    EXHIBIT A

                        AUTOMATIC STOCK OPTION AGREEMENT

                                    EXHIBIT B

                           PLAN SUMMARY AND PROSPECTUS

                               CISCO SYSTEMS, INC.
                        AUTOMATIC STOCK OPTION AGREEMENT


RECITALS

        A. The Corporation has implemented an automatic option grant program under the Corporation's 1996 Stock Incentive Plan pursuant to which eligible non-employee members of the Board will automatically receive special option grants at designated intervals over their period of Board service in order to provide such individuals with a meaningful incentive to continue to serve as a member of the Board.

        B. Optionee is an eligible non-employee Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's Common Stock under the Plan.

        C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code.

        D. All capitalized terms in this Agreement, to the extent not otherwise defined in the Agreement, shall have the meaning assigned to them in the attached Appendix.

           NOW, THEREFORE, it is hereby agreed as follows:

           1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, a Non-Statutory Option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

           2. OPTION TERM. This option shall have a maximum term of nine (9) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 7.

           3. LIMITED TRANSFERABILITY. This option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate. Should the Optionee die while holding this option, then this option shall be transferred in accordance with Optionee's will or the laws of descent and distribution.

          4.   EXERCISABILITY/VESTING.

               (a) This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule set forth in the Grant Notice, and shall remain so exercisable until the Expiration Date or the sooner termination of the option term under Paragraph 5, 6 or 7.

               (b) Optionee shall, in accordance with the Vesting Schedule set forth in the Grant Notice, vest in the Option Shares in a series of installments over his or her period of Board service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 5, 6 or 7. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member.

          5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                    (i) Should Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding this option, then the period for exercising this option shall be reduced to a twelve (12)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) in which Optionee is vested on the date of his or her cessation of Board service. Upon the earlier of (i) the expiration of such twelve (12)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not been exercised.

                    (ii) Should Optionee die during the twelve (12)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares purchased by Optionee after such cessation of Board service but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to be exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's cessation of Board service or (ii) the specified Expiration Date of the option term.

                    (iii) Should Optionee cease service as a Board member by reason of death or Permanent Disability, then all Option Shares at the time subject to this option


                                       2.

     but not otherwise vested shall immediately vest in full so that Optionee (or the personal representative of Optionee's estate or the person or persons to whom the option is transferred upon Optionee's death) shall have the right to exercise this option for any or all of the Option Shares as fully-vested shares of Common Stock at any time prior to the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's cessation of Board service or (ii) the specified Expiration Date.

                    (iv) Upon Optionee's cessation of Board service for any reason other than death or Permanent Disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of Paragraph 6 or 7 below.

          6.   CORPORATE TRANSACTION.

               (a) In the event of a Corporate Transaction, all Option Shares at the time subject to this option but not otherwise vested shall automatically vest so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

               (b) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

          7.   CHANGE IN CONTROL/HOSTILE TAKE-OVER.

               (a) All Option Shares subject to this option at the time of a Change in Control but not otherwise vested shall automatically vest so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. This option shall remain exercisable for such fully-vested Option Shares until the earliest to occur of (i) the specified Expiration Date, (ii) the sooner termination of this option in accordance with Paragraph 5 or 6 or (iii) the surrender of this option under Paragraph 7(b).


                                       3.

               (b) Optionee shall have an unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of a Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are otherwise at the time vested) over (ii) the aggregate Exercise Price payable for such shares. This Paragraph 7(b) limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

               (c) To exercise the Paragraph 7(b) limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) business days following such delivery date. Such option surrender and cash distribution has been pre-approved by the Corporation's shareholders in connection with their approval of the Plan, and no additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. The option shall, however, remain outstanding for the balance of the Option Shares (if any) in accordance with the terms and provisions of this Agreement, and the Corporation shall accordingly issue a new stock option agreement (substantially in the same form as this Agreement) for those remaining Option Shares.

          8. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder; provided, however, that the aggregate Exercise Price shall remain the same.

          9. SHAREHOLDER RIGHTS. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

          10.  MANNER OF EXERCISING OPTION.

               (a) In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee or, in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be, must take the following actions:


                                       4.

                   (i) To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice") in substantially the form of Exhibit I attached hereto, in which there is specified the number of vested Option Shares to be purchased under the exercised option. To the extent that the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a Purchase Agreement for those unvested Option Shares.

                   (ii) The Exercise Price for the purchased shares shall be paid in one or more of the following alternative forms:

                        - cash or check made payable to the Corporation's order; or

                        - shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                        - to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee shall provide irrevocable written instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares plus the applicable Federal, state and local income taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                   (iii) Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than Optionee.

                   (iv) Appropriate arrangement must be made with the Corporation for the satisfaction of all Federal, state and local income tax withholding requirements applicable to the option exercise.

               (b) Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested Option Shares, payment


                                       5.

of the Exercise Price for the purchased shares must accompany the Exercise Notice or Purchase Agreement delivered to the Corporation in connection with the option exercise.

               (c) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

               (d) In no event may this option be exercised for fractional shares.

          11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. In addition, nothing in this Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the shareholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          12.  COMPLIANCE WITH LAWS AND REGULATIONS.

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

          13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

          14. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the automatic option grant program in effect under the Plan and are in all respects limited by and subject to the express terms and provisions of that


                                       6.

program. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.


                                       7.

                                    EXHIBIT I

                               NOTICE OF EXERCISE


          I hereby notify Cisco Systems, Inc. (the "Corporation") that I elect to purchase ___________shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $___________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me pursuant to the automatic option grant program under the Corporation's 1996 Stock Incentive Plan on ______________________, 199__.

          Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.


_____________________________, 199__
Date


                                    -------------------------------------------
                                    Optionee

                                    Address:
                                            -----------------------------------

                                    -------------------------------------------
Print name in exact manner
it is to appear on the
stock certificate:
                                    -------------------------------------------
Address to which certificate
is to be sent, if different
from address above:
                                    -------------------------------------------

                                    -------------------------------------------
Social Security Number:
                                    -------------------------------------------

                                    APPENDIX


        The following definitions shall be in effect under the Agreement:

        A. AGREEMENT shall mean this Automatic Stock Option Agreement.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

               (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
        (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        D. CODE shall mean the Internal Revenue Code of 1986, as amended.

        E. COMMON STOCK shall mean the Corporation's common stock.

        F. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or


                                      A-1.

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        G. CORPORATION shall mean Cisco Systems, Inc., a California corporation.

        H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 10 of the Agreement.

        I. EXERCISE PRICE shall mean the exercise price payable per share as specified in the Grant Notice.

        J. EXPIRATION DATE shall mean the date on which the option term expires as specified in the Grant Notice.

        K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        L. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

        M. GRANT NOTICE shall mean the Notice of Grant of Automatic Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly


                                      A-2.

controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept.

        O. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        Q. OPTION SHARES shall mean the number of shares of Common Stock subject to the option.

        R. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

        S. PERMANENT DISABILITY shall mean the inability of Optionee to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

        T. PLAN shall mean the Corporation's 1996 Stock Incentive Plan.

        U. PURCHASE AGREEMENT shall mean the stock purchase agreement (in form and substance satisfactory to the Corporation) which must be executed at the time the option is exercised for unvested Option Shares and which will accordingly (i) grant the Corporation the right to repurchase, at the Exercise Price, any and all of those Option Shares in which Optionee is not otherwise vested at the time of his or her cessation of service as a Board member and (ii) preclude the sale, transfer or other disposition of any of the Option Shares purchased under such agreement while those Option Shares remain subject to the repurchase right.

        V. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

        W. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

        X. VESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice, pursuant to which Optionee will vest in the Option Shares in one or more installments over his or her period of Board service, subject to acceleration in accordance with the provisions of the Agreement.

                                      A-3.